UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2015

Mercantile Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Officer

On November 19, 2015, Mercantile Bank Corporation (the "Company"), Mercantile Bank of Michigan (the "Bank") and Charles E. Christmas entered into a First Amendment to his Employment Agreement dated November 13, 2014. The amendment provides that Mr. Christmas, who currently serves as Senior Vice President, Chief Financial Officer and Treasurer of the Company and as Senior Vice President and Chief Financial Officer of the Bank, will serve as the Executive Vice President, Chief Financial Officer and Treasurer of the Company and Executive Vice President and Chief Financial Officer of the Bank, effective January 1, 2016. A copy of the amendment is attached as Exhibit 10.1 and incorporated herein by reference.

Change of Control Agreements

On November 19, 2015, each of Michael H. Price, Robert B. Kaminski, Jr. and Charles E. Christmas entered into a change of control agreement with the Company and the Bank. The Change in Control Agreements provide for a lump sum payment of $0.5 million to Mr. Price and $0.25 million to each of Mr. Kaminski and Mr. Christmas if the executive officer is terminated without cause or terminates his employment for good reason within 24 months after a change in control of the Company or the Bank. The lump sum payment would be in addition to severance payments under their respective Employment Agreements.

Copies of the Change of Control Agreements are attached as Exhibits 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Employment Agreement of Charles E. Christmas dated November 19, 2015

10.2	Change of Control Agreement among the Company, the Bank and Michael H. Price dated November 19, 2015

10.3	Change of Control Agreement among the Company, the Bank and Robert B. Kaminski, Jr. dated November 19, 2015

10.4	Change of Control Agreement among the Company, the Bank and Charles E. Christmas dated November 19, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

	By:	/s/ Charles E. Christmas
Charles E. Christmas
Senior Vice President, Chief Financial Officer and Treasurer

Date: November 19, 2015

Exhibit Index

Exhibit Number	Description

10.1	First Amendment to Employment Agreement of Charles E. Christmas dated November 19, 2015

10.2	Change of Control Agreement among the Company, the Bank and Michael H. Price dated November 19, 2015

10.3	Change of Control Agreement among the Company, the Bank and Robert B. Kaminski, Jr. dated November 19, 2015

10.4	Change of Control Agreement among the Company, the Bank and Charles E. Christmas dated November 19, 2015